UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:

July 21, 2011

INSIGNIA SYSTEMS, INC.

(Exact name of registrant as specified in its chapter)

Minnesota	1-13471	41-1656308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8799 Brooklyn Blvd., Minneapolis, Minnesota		55445
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   (763) 392-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 4.01 Changes in Registrant’s Certifying Accountant.

On July 18, 2011, the Audit Committee of the Board of Directors, approved the retention of Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as the Registrant’s independent registered public accounting firm with respect to the audit of the Registrant’s financial statements for its fiscal year ending December 31, 2011.

During the Registrant’s two most recent fiscal years ended December 31, 2010, and during the subsequent interim period preceding the replacement of Grant Thornton, LLP, the Registrant has not consulted with Baker Tilly regarding: (a) the application of accounting principles to a specified transaction, either completed or proposed, (b) the type of audit opinion that might be rendered on the Registrant’s financial statements, or (c) any matter that was the subject of a disagreement with the Registrant’s prior auditors or a reportable event as defined in Item 304 of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insignia Systems, Inc.
(Registrant)

Date: July 21, 2011	By	/s/ Scott F. Drill
Scott F. Drill, President and Chief Executive Officer